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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 25, 2004
                                                -----------------------------

                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)

         NEW YORK                         1-5452               15-0405700
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   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)             File Number)      Identification Number)

163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                      13421
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(Address of principal executive offices                    (Zip Code)

Registrant's telephone number, including area code   (315) 361-3000
                                                  -----------------------------

Former name or former address, if changed since last report        N/A
                                                           --------------------




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           (b.) As indicated in the Press Release attached hereto as Exhibit
                99.1, Oneida Ltd. (the "Company") has completed the reconstitution of its Board of Directors (the "Board"). Effective October 25, 2004, the following Company Board members voluntarily resigned their positions as directors of the
                Company: William F. Allyn, Georgia S. Derrico, J. Peter Fobare, Whitney D. Pidot, Catherine H. Suttmeier and William M. Tuck. In their places, the following individuals were appointed directors of the Company effective October 25, 2004: William C. Langley, Hugh R. Rovit, Christopher H. Smith, Fred Spivak, Terry G. Westerbrook and Nick White.


ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS.

           (c.) Exhibits

                EXHIBIT 99.1    Press release dated October 26, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ONEIDA LTD.

                                               By: /s/ GREGG R. DENNY
                                                   ------------------
                                                       Gregg R. Denny
                                                       Vice President, Finance

Dated: October 26, 2004